Income per Share	6 Months Ended
Sep. 30, 2025
Earnings Per Share [Abstract]
Income per Share [Text Block]

19. Income per Share

Income (loss) per common share represents net income for the period divided by the weighted average number of common shares outstanding during the period.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period.

	Three months ended September 30,		Six-months ended September 30,
	2025	2024	2025	2024
Basic weighted average number of common shares outstanding	228,137,757	118,593,637	205,198,800	114,664,155
Effect of dilutive stock options and warrants	-	-	13,054,971	-
Diluted weighted average common shares outstanding	228,137,757	118,593,637	218,253,771	114,664,155